                                                                    EXHIBIT 99.b

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration statement on Form S-4 of Alpha Industries, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



                                          /s/  Donald R. Beall
                                          --------------------------
                                          Name:  Donald R. Beall

February 28, 2002

                                                                    EXHIBIT 99.b

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration statement on Form S-4 of Alpha Industries, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



                                          /s/  Moiz M. Beguwala
                                          ---------------------------
                                          Name:  Moiz M. Beguwala

February 28, 2002

                                                                    EXHIBIT 99.b

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration statement on Form S-4 of Alpha Industries, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



                                          /s/  Dwight W. Decker
                                          ---------------------------
                                          Name:  Dwight W. Decker

February 28, 2002

                                                                    EXHIBIT 99.b

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration statement on Form S-4 of Alpha Industries, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



                                          /s/  F. Craig Farrill
                                          ---------------------------
                                          Name:  F. Craig Farrill

February 28, 2002